Exhibit 10.38

2002 ITT Industries Stock Option Plan for

Non-Employee Directors

1.      Purpose

The purpose of the 2002 ITT Industries Stock Option Plan for Non-Employee Directors is to attract, retain, motivate and reward Directors of superior ability. In addition, the Plan is intended to further opportunities for stock ownership by Directors in order to increase their proprietary interest in the Company and, as a result, their interest in the success of the Company.

2.      Definitions

When used herein, the following terms shall have the following meanings:

“Acceleration Event” means the occurrence of an event defined in Section 7 of the Plan.

“Award” means an award in the form of Options granted to any Director in accordance with the provisions of the Plan.

“Award Agreement” means the written agreement evidencing each Award.

“Beneficiary” means the person or persons designated pursuant to Section 8 of the Plan as being authorized to act on behalf of a Director in the case of Death.

“Board” means the board of directors of the Company.

“Commission” means the Securities and Exchange Commission of the United States government or any successor agency performing the same or similar functions.

“Committee” means the Compensation and Personnel Committee of the Board or such other committee as may be designated by the Board to administer the Plan.

“Company” means ITT Industries, Inc., an Indiana corporation, and its successors and assigns.

“Director” means any person who is a member of the Board and who is not, as of the date of an Award, an employee of the Company or any of its subsidiaries.

“Fair Market Value”, unless otherwise indicated in the provisions of the Plan, means, as of any date, the composite closing price for one share of Stock on the New York Stock Exchange or, if no sales of Stock have taken place on such date, the composite closing price on the most recent date on which selling prices were quoted, the determination to be made in the discretion of the Committee.

“Guardian” means the person or persons designated pursuant to Section 8 of the Plan as being authorized to act on behalf of a Director in the case of Total Disability.

“Option” means a non-qualified stock option awarded under Section 5 of the Plan to purchase Stock.

“Plan” means the 2002 ITT Industries Stock Option Plan for Non-Employee Directors, as the same may be amended, administered or interpreted from time to time.

“Plan Year” means the calendar year.

“Retirement” means termination of service from the Board; provided, however, that Retirement shall not include termination for cause, including gross misconduct, fraud, misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its subsidiaries.

“Stock” means the common stock ($1 par value) of the Company.

“Total Disability” means a physical or mental impairment that leads to the complete and permanent inability of a Director to perform his or her duties as a Director, as reasonably determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

3.      Shares Subject to the Plan

The aggregate number of shares of Stock which may be subject to Awards under the Plan during any Plan Year shall not exceed the greater of (i) that number of shares as shall be a multiple of (a) the number of Directors to receive an Award as of the date of grant times (b) the amount of the annual retainer for such Plan Year, divided by the value of an option to purchase one share of Stock, such value to be in accordance with the valuation methodology as determined by the Company to establish stock option values, plus a prorata amount with respect to each Director elected after such date but within the same Plan Year or (ii) .15% of the total of the issued and outstanding shares of Stock and treasury stock as reported in the Annual Report on Form 10-K for the Company for the fiscal year ending immediately prior to the Plan Year, subject to adjustment as provided in Section 11 of the Plan.

Any unused portion of the annual limit for any Plan Year shall be carried forward and made available for Awards in succeeding Plan Years. Subject to the above limitations, shares of Stock to be issued under the Plan may be made available from the authorized but unissued shares, shares held by the Company in treasury or shares purchased in the open market or otherwise. If any Awards under the Plan are forfeited, terminated or expire unexercised, such shares of Stock shall again be available for Awards under the Plan.

4.      Grant of Awards and Award Agreements

(a) Subject to the provisions of the Plan, the Board shall (i) authorize the granting of non-qualified stock options; (ii) determine the number of shares of Stock subject to each Option; (iii) determine the exercise price with respect to each Option (which may not be less than 100% of the fair-market value of ITT Stock on the date of grant); (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine all other terms and conditions of each Award.

(b) Each Award granted under the Plan shall be evidenced by a written Award Agreement. The Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or required by the Board.

5.      Stock Options

(a) The exercise period for a non-qualified stock option shall not exceed ten years and two days from the date of grant.

(b) The Option price per share shall be determined by the Board at the time any Option is granted and shall be not less than the Fair Market Value of one share of Stock on the date the Option is granted.

(c) No part of any Option may be exercised until the Director who has been granted the Award shall have remained as a member of the Board for such period or periods after the date of grant and all other conditions precedent to exercise as the Board may specify shall have been satisfied.

(d) The purchase price of the shares as to which an Option shall be exercised, along with the applicable tax withholding obligation relating thereto, shall be paid to the Company at the time of exercise, as agreed upon by the Committee, (i) in United States dollars by check, bank draft or wire transfer, (ii) by tendering shares of Stock already owned by the Director having a total Fair Market Value equal to the required amount, (iii) any combination of United States dollars and Stock, (iv) by instructing the Company to withhold from the number of shares of Stock for which the Option is being exercised such number of shares of Stock as have a Fair Market Value equal to the required amount, (v) through a “cashless” exercise with an independent broker/dealer in a procedure approved by the Committee, or (vi) by such other methods as the Committee shall authorize. Such payments shall be consistent with the procedures and limitations established by the Committee from time to time.

(e) In case of termination of service from the Board, the following provisions shall apply:

(A) If a Director who has been granted an Option shall die before such Option has expired, his or her Option shall become fully exercisable and may be exercised by the person or persons designated as the

Beneficiary pursuant to Section 8 of the Plan or, if there is no such designation, the person or persons to whom the Director’s rights under the Option pass by will or, if no such person has such right, by his or her executors or administrators, at any time, or from time to time, within one year after the date of the Director’s death or within such other period, and subject to such terms and conditions as the Board may specify, but not later than the Option’s normal expiration date.

(B) If the Director’s service on the Board ceases because of his or her Retirement or Total Disability, his or her Option shall become fully exercisable and may be exercised at any time, or from time to time, within one year after the date his or her service on the Board so ceases, or after such Total Disability as the case may be, or within such other period, and subject to such terms and conditions, as the Board may specify, but not later than the Option’s normal expiration date.

(C) Except as provided in Section 7 of the Plan, if the Director is terminated for cause as determined by the Committee, all outstanding Options shall be cancelled as of the effective date of such termination.

(f) Except as otherwise specifically provided in the Plan, no Option granted under the Plan shall be assignable or transferable, whether directly, by operation of law or otherwise, other than by will or by the laws of descent and distribution. During the lifetime of the Director, an Option shall be exercisable only by the Director or, in the case of Total Disability, as provided for in Section 8 of the Plan.

6.      Certificates for Awards of Stock

(a) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(b) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 6(b) shall not be effective if and to the extent that the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(c) No Director shall have any right as a stockholder with respect to any shares of Stock covered by his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

7.   Acceleration Events

(a) For the purposes of this Plan, an Acceleration Event shall occur if (i) a report on Schedule 13D shall be filed with the Commission pursuant to Section 13(d) of the 1934 Act disclosing that any person (within the meaning of Section 13(d) of the 1934 Act), other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company, is the beneficial owner directly or indirectly of twenty percent or more of the outstanding Stock; (ii) any person (within the meaning of Section 13(d) of the 1934 Act), other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company, shall purchase shares pursuant to a tender offer or exchange offer to acquire any Stock (or securities convertible into Stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifteen percent or more of the outstanding Stock (calculated as provided in paragraph (d) of Rule 13d-3 under the 1934 Act in the case of rights to acquire Stock); (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of the Company in which holders of Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or (iv) there shall have been a change in a majority of the members of the Board within a 12-month period unless the election or nomination for election by the Company’s stockholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such 12-month period.

(b) Notwithstanding any provisions in the Plan to the contrary, each outstanding Option granted under the Plan shall become immediately exercisable in full for the aggregate number of shares covered thereby upon the occurrence of an Acceleration Event described in this Section 7 and shall continue to be exercisable in full for a period of 60 calendar days beginning on the date that such Acceleration Event occurs and ending on the 60th calendar day following that date; provided, however, that no Option shall be exercisable beyond the expiration date of its original term.

8.   Beneficiary/ Guardian

(a) Each Director shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to exercise the Option after his or her death and one or more persons as Guardian to act on the Director’s behalf in the case of his or her Total Disability. A Director may from time to time revoke or change his or her Beneficiary or Guardian designation without the consent of any prior Beneficiary or Guardian by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, change or revocation thereof shall be effective unless received by the Company prior to the Director’s death or Total Disability, as the case may be, and in no event shall it be effective as of a date prior to such receipt.

(b) If no such Beneficiary designation is in effect at the time of a Director’s death, or if no designated Beneficiary survives the Director, or if such designation conflicts with law, the Director’s estate shall be entitled to exercise the Option after his or her death. If the Committee is in doubt as to the right of any person to exercise such Option, whether in the case of Death or Total Disability, the Company may retain such Award, without liability for any interest therein, until the Committee makes a determination with respect thereto, or the Company may deposit such Award with any court of appropriate jurisdiction for a determination with respect to who should be entitled to exercise the Option, and such delivery shall be a complete discharge of the liability of the Company therefor.

9.   Administration of the Plan

(a) Each member of the Committee shall be both a member of the Board and a “Non-Employee Director” within the meaning of Rule 16b-3 under the 1934 Act or successor rule or regulation.

(b) All decisions, determinations or actions of the Committee made or taken pursuant to the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder, except as otherwise determined by the Board, shall be final, conclusive and binding on all persons for all purposes.

(d) The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Directors, whether or not such Directors are similarly situated.

(e) The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate.

(f) If an Acceleration Event has not occurred and if the Committee determines that a Director has taken action inimical to the best interests of the Company or any of its subsidiaries, the Committee may, in its sole discretion, terminate in whole or in part such portion of any Option as has not yet become exercisable at the time of termination.

10.   Amendment, Extension or Termination

The Board may, at any time, amend or terminate the Plan. However, no amendment shall, without approval by a majority of the Company’s stockholders, (a) alter the group of persons eligible to participate in the Plan, (b) except as provided in Section 11 of the Plan, increase the maximum number of shares of Stock which are available for Awards under the Plan or (c) extend the period during which Awards may be granted beyond December 31, 2011. If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to a prior Award.

11.   Adjustments in Event of Change in Common Stock

In the event of any equity restructuring (within the meaning of Financial Accounting Standards No. 123 (revised 2004) that causes the per share value of shares of Stock to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be made an equitable adjustment to (a) the number and, if applicable, kind of shares that may be subject to Awards under the Plan during any Plan Year and (b) the number and, if applicable, kind of shares subject to (and the exercise price of) any then outstanding Awards. In the event of any other change in corporate structure or capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee may make such adjustment described in the foregoing sentence as the Committee deems equitable. Any fractional shares resulting from adjustments made pursuant to this Section 11 shall be eliminated. Any adjustment made pursuant to this Section 11 shall be conclusive and binding for all purposes of the Plan.

12.   Miscellaneous

(a) Except as provided in Section 7 of the Plan, nothing in this Plan or any Award granted hereunder shall confer upon any Director any right to continue on the Board. No Director shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires an Option, such Option shall be deemed to include rights no greater than the right of an unsecured general creditor of the Company. All amounts to be delivered hereunder shall come from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure delivery of such amounts.

(b) The Committee may cause to be made, as a condition precedent to the exercise of any Option, or otherwise, appropriate arrangements with the Director or his or her Beneficiary or Guardian for the payment of, or withholding with respect to, federal, state, local or foreign taxes, which may include arrangements for the withholding of Stock from the Award or the tendering of Stock already owned by the Director in an amount having a Fair Market Value equal to such taxes.

(c) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any governmental or regulatory authority or agency as may be required.

(d) The terms of the Plan shall be binding upon the Company and its successors and assigns.

(e) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

13.   Effective Date, Term of Plan and Stockholder Approval

The Plan shall become effective as of the date of its approval by the Company’s stockholders at their 2002 Annual Meeting. The Plan’s termination date shall be December 31, 2011. No Award shall be granted under this Plan after the Plan’s termination date. The Plan will continue in effect for existing Awards as long as any such Award is outstanding.